                                                                    EXHIBIT 99.1


LABRANCHE & CO. REPORTS FOURTH QUARTER AND FULL-YEAR RESULTS; DECLARES CASH DIVIDEND OF $0.08 PER SHARE

         NEW YORK, New York, January 17, 2003 - LaBranche & Co Inc. (NYSE:LAB), parent of one of the leading Specialist firms on the New York Stock Exchange, today reported financial results for the fourth quarter and year ended December 31, 2002.

         Revenues for the fourth quarter were $114 million compared to $124 million for the fourth quarter of 2001. Net income available to common shareholders grew to $22 million from $18 million in last year's comparable quarter, and earnings per diluted share for the 2002 fourth quarter were $0.36 compared to $0.30 in the prior year period. The results for the 2002 fourth quarter reflect the implementation of SFAS No. 142 under which acquired goodwill and other intangible assets are no longer amortized. Had SFAS No. 142 been effective for 2001, LaBranche's net income available to common shareholders for the 2001 fourth quarter would have been $26 million or $0.43 per diluted share.

         Michael LaBranche, Chairman and Chief Executive Officer, commented, "LaBranche's record of delivering sound financial results reflects the strength of our business model. In these challenging market conditions, we have generated capital and built our franchise to benefit our shareholders and listed companies."

         For the twelve months ended December 31, 2002, revenues grew to $453 million from $424 million in the prior year. Net income available to common shareholders increased to $80 million from $64 million in 2001. Earnings per diluted share were $1.34 compared to $1.13 in the prior year. Had SFAS No. 142 been effective for 2001, LaBranche's net income available to common shareholders would have been $93 million or $1.62 per diluted share.

LaBranche also announced that its Board of Directors declared a cash dividend of $0.08 per share, payable on February 14, 2003, to all holders of record of its outstanding common stock as of January 31, 2003.

Separately, LaBranche also announced that four inside members of its Board of Directors, James Gallagher, Larry Prendergast, George Robb, Jr. and Harvey Traison have agreed to resign from its Board of Directors as part of LaBranche's effort to comply with the Sarbanes-Oxley Act of 2002 and related NYSE proposed rule changes.

Founded in 1924, LaBranche is a leading Specialist firm. The Company is the Specialist for more than 650 companies, nine of which are in the Dow Jones Industrial Average, 30 of which are in the S&P 100 Index and 101 of which are in the S&P 500 Index. In addition, LaBranche acts as the Specialist in over 125 options.

CERTAIN STATEMENTS CONTAINED IN THIS RELEASE, INCLUDING WITHOUT LIMITATION, STATEMENTS CONTAINING THE WORDS "BELIEVES", "INTENDS", "EXPECTS", "ANTICIPATES", AND WORDS OF SIMILAR IMPORT, CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. READERS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, AND SINCE SUCH STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, THE ACTUAL RESULTS AND PERFORMANCE OF LABRANCHE AND THE INDUSTRY MAY TURN OUT TO BE MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. GIVEN THESE UNCERTAINTIES, READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS. LABRANCHE ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO PUBLICLY ANNOUNCE THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS RELEASE.

                               LABRANCHE & CO INC.
                 Condensed Consolidated Statements of Operations
                  (all data in thousands, except per share data)

                                                                 Three Months Ended                      Twelve Months Ended
                                                                    December 31,                            December 31,
                                                          ----------------------------------     ---------------------------------
                                                              2002                 2001               2002              2001
                                                          -------------        -------------     ----------------   --------------
                                                           (unaudited)          (unaudited)         (unaudited)        (audited)
REVENUES:
   Net gain on principal transactions                     $     86,723        $     98,714      $     342,400      $    340,795
   Commissions                                                  24,007              19,263             92,044            62,866
   Other                                                         3,055               6,509             18,401            20,469
                                                          -------------        -------------     ----------------   --------------

       TOTAL REVENUES                                          113,785             124,486            452,845           424,130

EXPENSES:
   Employee compensation and related benefits                   33,264              36,138            131,511           110,832
   Interest                                                     10,351              13,227             48,589            52,049
   Exchange, clearing and brokerage fees                         9,649               6,602             37,729            22,367
   Lease of exchange memberships                                 6,452               6,327             25,939            20,536
   Depreciation & amortization of intangibles                    3,391              11,249             13,446            39,450
   Other                                                         6,977               7,273             29,507            22,185
                                                          -------------        -------------     ----------------   --------------
TOTAL EXPENSES                                                  70,084              80,816            286,721           267,419
                                                          -------------        -------------     ----------------   --------------

       Income before provision for income taxes                 43,701              43,670            166,124           156,711

PROVISION FOR INCOME TAXES                                      20,445              23,462             78,898            85,124
                                                          -------------        -------------     ----------------   --------------

   NET INCOME                                             $     23,256         $     20,208      $     87,226       $    71,587

   Series A Preferred dividends and discount accretion           1,524                2,353             6,941             7,472
                                                          -------------        -------------     ----------------   --------------

   NET INCOME AVAILABLE TO COMMON SHAREHOLDERS            $     21,732         $     17,855      $     80,285       $    64,115
                                                          =============        =============     ================   ==============

Weighted average shares outstanding:
   Basic                                                        59,388               58,231            58,992            55,691
   Diluted                                                      60,233               59,509            59,939            56,948

Earnings per share:
   Basic                                                  $       0.37         $       0.31      $       1.36       $      1.15
   Diluted                                                $       0.36         $       0.30      $       1.34       $      1.13



                               LABRANCHE & CO INC.
            Condensed Consolidated Statements of Financial Condition
                             (all data in thousands)

                                                                              DECEMBER 31, 2002            DECEMBER 31, 2001
                                                                            ----------------------      ------------------------
ASSETS                                                                           (unaudited)                   (audited)
CASH AND CASH EQUIVALENTS                                                   $            77,032         $              52,043

CASH & SECURITIES SEGREGATED
    UNDER FEDERAL REGULATIONS                                                            16,012                        78,368

SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL                                          26,000                        59,113

RECEIVABLE FROM BROKERS, DEALERS
   AND CLEARING ORGANIZATIONS                                                           145,387                       177,506

RECEIVABLE FROM CUSTOMERS                                                                12,425                        11,005

SECURITIES OWNED, at market value:
   Corporate equities                                                                   127,750                       156,088
   United States Government obligations                                                 395,840                       328,048
   Options and other                                                                     61,478                        69,471

COMMISSIONS RECEIVABLE                                                                    4,379                         4,971

EXCHANGE MEMBERSHIPS CONTRIBUTED
   FOR USE, at market value                                                              26,176                        26,760

EXCHANGE MEMBERSHIPS OWNED, at cost
   (Market value of $78,337 and $84,453, respectively)                                   77,815                        75,315

GOODWILL AND OTHER INTANGIBLE ASSETS                                                    877,566                       887,306

OTHER ASSETS                                                                             64,942                        74,843
                                                                            ----------------------      ------------------------

TOTAL ASSETS                                                                $         1,912,802         $           2,000,837
                                                                            ======================      ========================

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
   Payable to brokers and dealers                                           $            16,421         $              62,879
   Payable to customers                                                                  21,971                        63,238
   Securities sold, but not yet purchased, at market value:
     Corporate equities                                                                 111,044                       131,355
     Options                                                                             63,695                        58,822
   Accounts payable and other accrued expenses                                           52,264                        65,813
   Accrued compensation                                                                  55,185                        54,113
   Income taxes payable                                                                  13,201                        14,753
                                                                            ----------------------      ------------------------
                                                                                        333,781                       450,973
                                                                            ----------------------      ------------------------

DEFERRED TAX LIABILITIES                                                                179,924                       165,541

LONG-TERM DEBT                                                                          354,948                       363,170
                                                                            ----------------------      ------------------------

SUBORDINATED LIABILITIES
   Exchange memberships, at market value                                                 26,176                        26,760
   Other subordinated indebtedness                                                       28,285                        66,035
                                                                                                        ------------------------
                                                                            ----------------------
                                                                                         54,461                        92,795
                                                                            ----------------------      ------------------------

TOTAL STOCKHOLDERS' EQUITY                                                              989,688                       928,358
                                                                            ----------------------      ------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $         1,912,802         $           2,000,837
                                                                            ======================      ========================


                               LABRANCHE & CO INC.
                               Key Specialist Data

                                                                     Three Months Ended                        Twelve Months Ended
                                                                        December 31,                              December 31,
                                                    ---------------------------------------    -------------------------------------
                                                          2002                  2001                 2002                2001
                                                    -----------------     -----------------    ------------------ ------------------

NYSE average daily share volume (millions)                   1,458.6               1,287.6               1,441.0             1,240.0

LAB share volume on NYSE (billions)                             25.1                  22.4                 102.1                77.4

LAB dollar volume on NYSE (billions)                          $619.6                $652.1              $2,684.5            $2,563.8

LAB number of principal trades on the NYSE
   (millions)                                                    9.8                   7.2                  35.6                23.5

LAB principal shares traded on the NYSE (billions)               8.6                   7.9                  35.7                27.2

LAB dollar value of principal shares traded on the
   NYSE (billions)                                            $221.8                $241.1                $983.2              $941.4

LAB NYSE common stock listings                                   589                   591                   589                 591

LAB AMEX stock listings                                           82                    57                    82                  57

LAB AMEX option listings                                         143                   122                   143                 122

